UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2014

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Congress Street, Boston, MA	02210

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 882-1880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Beginning on September 18, 2014, Brightcove Inc. (the “Company”) suffered a service disruption resulting from a distributed denial-of-service attack at third-party data center facilities used by the Company. By September 20, 2014, the Company had restored the services impacted by the attack. The Company has contacted federal law enforcement authorities regarding the denial-of-service attack and is cooperating with them. The Company is also conducting an assessment of its internet service providers and data center providers, potential future vulnerability to malicious activity, and the sufficiency of its infrastructure to withstand and recover rapidly from such attacks. While this matter may result in remediation expenses, service credits, litigation and other liabilities, at this time, the Company does not believe this incident will have a material adverse effect on its business or financial results.

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. All statements in this Current Report on Form 8-K, other than statements of historical fact, including statements regarding the anticipated impact of the incident described herein on the Company’s business and financial results, are forward-looking statements. These statements are not guarantees of future results or performance, and actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the outcome of any potential litigation to which the Company may become subject as the result of this incident, the potential reputational damage to the Company resulting from this incident, the outcome of the Company’s pending and ongoing investigation, including the Company’s potential discovery of additional information relating to this incident, the extent of remediation costs, service credits and other additional operating or other expenses that may be incurred by the Company as the result of this incident, as well as costs and expenses associated with potential future attacks, service interruptions or failures of infrastructure. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events, or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2014	Brightcove Inc.

	By:	/s/ Christopher Stagno
Christopher Stagno
Chief Financial Officer